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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 10, 2003
                Date of Report (Date of earliest event reported)


                                 PXRE GROUP LTD.

             (Exact name of registrant as specified in its charter)




         Bermuda                     1-15259                98-0214719
(State or other jurisdiction       (Commission           (I.R.S. Employer
of incorporation or organization)    File No.)          Identification No.)

         Swan Building                            P.O. Box HM 1282
         26 Victoria Street                       Hamilton HM FX
         Hamilton HM 12                           Bermuda
         Bermuda
         (Address, including zip code,
         of principal executive offices)          (Mailing address)


                                 (441) 296-5858
              (Registrant's telephone number, including area code)

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Item 5. Other Events and Regulation FD Disclosure.

         On December 10, 2003, PXRE Group Ltd. (the "Company") entered into a Purchase Agreement with respect to the issue and sale by the Company, of 1,068,300 of its common shares (plus an additional 330,000 common shares which may be issued and sold to cover over-allotments), par value $1.00 per share, and the sale by Phoenix Life Insurance Company, as selling shareholder, of 1,131,700 common shares, par value $1.00 per share, of the Company (the "Shares"), a copy of which is attached to this Current Report on Form 8-K and filed herewith under
Item 7 as Exhibit 1.1. The Shares have been registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (No. 333-105589).

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.   Description

1.1 Purchase Agreement, dated December 10, 2003, by and among the Company, Phoenix Life Insurance Company, as the selling shareholder, and the several underwriters named in Schedule A thereto.

5.1 Opinion of Sidley Austin Brown & Wood as to the filing of the Prospectus pursuant to rule 424(b).

5.2 Opinion of Conyers Dill & Pearman as to the legality of the common shares.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   PXRE Group Ltd.
                                   ---------------------------------------
                                   (Registrant)

                                   By:      /s/ Guy D. Hengesbaugh
                                        ----------------------------------
                                        Name:   Guy D. Hengesbaugh
                                        Title:  Executive Vice President